UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2010
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MTS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-2382	41-0908057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Technology Drive
Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 937-4000

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2010, upon recommendation by the Compensation Committee, the Board of Directors of MTS Systems Corporation (the “Company”) approved the performance goals for participants under the Company’s Executive Variable Compensation (EVC) Plan for the fiscal year 2011 performance period.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	2011 Performance Goals under the EVC Plan.

99.2	Form of Award Agreement for EVC Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: December 9, 2010	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	2011 Performance Goals under the EVC Plan.

99.2	Form of Award Agreement for EVC Plan.